SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  September 6, 2002


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)

 Massachusetts                      0-7900                       74-2962475
  ------------                ---------------             ---------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
------------------------

     On September 6, 2002, Life Partners Holdings, Inc. issued a press release regarding repurchases of its stock. The press release is filed as an exhibit to this current report.

     On September 10, 2002, Life Partners issued as press release announcing its revenues for the six months ended August 31, 2002. The press release is filed as an exhibit to this current report.

Item  7.  Financial  Statements  And  Exhibits.
-----------------------------------------------

     (c)  Exhibit:
     See Exhibit Index following the signature page of this report, which is incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  September  12,  2002          By:
                                        ----------------------------------------
                                        Dana Yarbrough
                                        (Principal  Accounting  Officer)

                                  EXHIBIT INDEX

     Exhibit 99.1     Press Release dated September 6, 2002
     Exhibit 99.2     Press Release dated September 10, 2002

Exhibit 99.1

                          Life Partners Holdings, Inc

                          Open Market Stock Purchases


Waco, TX September 6, 2002 Life Partners Holdings, Inc (LPHI OTC:BB) said today that it has purchased 144,700 shares of its own stock for a total of $360,220 or an average of $2.49 per share. The company said the funds used were internally generated from operations and did not impact the company's cash reserves or operating capital.

The company said the shares, which were purchased pursuant to a Board of Directors resolution on May 24th, were retired to the treasury and will reduce the outstanding shares by the same amount.

Life Partners Holdings, Inc CEO, Brian Pardo, said the company may purchase additional shares from the open market. Mr. Pardo noted that the company pays a 10 cents per share dividend at the rate of 2.5 cents per share per quarter. 'In the $2.00 range this amounts to about a 5% rate of return' Mr. Pardo said. The company also said that funds used for dividend payments are internally generated from operations and do not impact cash reserves or operating capital.

For  further  information  contact:


Dana  Yarbrough/Life  Partners  Holdings,  Inc.
1-800-368-5569
dyarbrough@lifepartnersinc.com

Exhibit 99.2

               Life Partners Holdings, Inc. Announces Increase in
                               Six Month Revenues


(Waco, TX) September 10, 2002 Life Partners Holdings, Inc. (OTC\BB: LPHI) announced today gross revenues of $4,795,856.72 for the first six months of its current 2003 fiscal year compared to gross revenues of $1,759,660.65 during the same period last year.

The company recognizes revenue from fees generated from services performed for its clients in connection with viatical and life settlement purchases. The company's current fiscal year ends February 28, 2003.

Safe Harbor -- This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

********************************************

         CONTACT:  Life  Partners  Holdings,  Inc.
                   Dana  Yarbrough,  800/368-5569
                   dyarbrough@lifepartnersinc.com